Dispositions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Dispositions
Dispositions

Sale of Double Down Interactive LLC

On June 1, 2017, we sold Double Down Interactive LLC ("DoubleDown") to DoubleU Games Co., Ltd. Details of the transaction are summarized in the table below.

($ thousands)	For the year ended December 31, 2017
Cash proceeds	825,751
Less: Cash divested	(1,963)
Net cash proceeds	823,788
Net book value	(772,440)
Gain on sale	51,348
Selling costs	(24,116)
Gain on sale, net of selling costs	27,232

The $27.2 million gain on sale of DoubleDown, net of selling costs, is classified within transaction expense (income), net on the consolidated statement of operations for the year ended December 31, 2017.